Exhibit 99.1

Alleghany

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL SUPPLEMENT

2017 and 2016 Prior Period Results for

Alleghany Capital Corporation

Investor Contact: Kerry Jacobs	This report is for informational purposes only. It should be read in conjunction with documents filed by Alleghany Corporation with the U.S. Securities and Exchange Commission, including the company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.
Phone: (212) 508-8141

Forward-Looking Statements

Certain statements contained in this Financial Supplement may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “may,” “will,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “believe,” “potential,” “should” or the negative versions of those words or other comparable words. Forward-looking statements do not relate solely to historical or current facts, rather they are based on management’s expectations as well as certain assumptions and estimates made by, and information available to, management at the time. These statements are not guarantees of future performance. These forward-looking statements are based upon Alleghany’s current expectations and are subject to a number of uncertainties and risks that could significantly affect current plans, anticipated actions and Alleghany’s future financial condition and results. Factors that could cause these forward-looking statements to differ, possibly materially, from that currently contemplated include:

•	significant weather-related or other natural or man-made catastrophes and disasters;

•	the cyclical nature of the property and casualty reinsurance and insurance industries;

•	changes in market prices of Alleghany’s significant equity investments and changes in value of Alleghany’s debt securities portfolio;

•	adverse loss development for events insured by Alleghany’s reinsurance and insurance subsidiaries in either the current year or prior years;

•	the long-tail and potentially volatile nature of certain casualty lines of business written by Alleghany’s reinsurance and insurance subsidiaries;

•	the cost and availability of reinsurance;

•	the reliance by Alleghany’s reinsurance and insurance operating subsidiaries on a limited number of brokers;

•	legal, political, judicial and regulatory changes;

•	increases in the levels of risk retention by Alleghany’s reinsurance and insurance subsidiaries;

•	changes in the ratings assigned to Alleghany’s reinsurance and insurance subsidiaries;

•	claims development and the process of estimating reserves;

•	exposure to terrorist acts and acts of war;

•	the willingness and ability of Alleghany’s reinsurance and insurance subsidiaries’ reinsurers to pay reinsurance recoverables owed to Alleghany’s reinsurance and insurance subsidiaries;

•	the uncertain nature of damage theories and loss amounts;

•	the loss of key personnel of Alleghany’s reinsurance or insurance operating subsidiaries;

•	fluctuation in foreign currency exchange rates;

•	the failure to comply with the restrictive covenants contained in the agreements governing Alleghany’s indebtedness;

•	the ability to make payments on, or repay or refinance, Alleghany’s debt;

•	risks inherent in international operations; and

•	difficult and volatile conditions in the global market.

Additional risks and uncertainties include general economic and political conditions, including the effects of a prolonged U.S. or global economic downturn or recession; changes in costs; variations in political, economic or other factors; risks relating to conducting operations in a competitive environment; effects of acquisition and disposition activities, inflation rates, or recessionary or expansive trends; changes in interest rates; extended labor disruptions, civil unrest, or other external factors over which we have no control; changes in our plans, strategies, objectives, expectations, or intentions, which may happen at any time at our discretion; and other factors discussed in Alleghany’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, or the “SEC.” All forward-looking statements speak only as of the date they are made and are based on information available at that time. Alleghany does not undertake any obligation to update or revise any forward-looking statements to reflect subsequent circumstances or events.

ALLEGHANY CORPORATION AND SUBSIDIARIES

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLEGHANY CORPORATION AND SUBSIDIARIES

BASIS OF PRESENTATION

Presentation

All financial information contained herein is unaudited. Certain amounts may not reconcile exactly due to rounding differences. Unless otherwise noted, all data is in millions of U.S. dollars.

Definitions

References in this financial supplement (the “Financial Supplement”) to the “Company,” “Alleghany,” “we,” “us,” and “our” refer to Alleghany Corporation and its consolidated subsidiaries unless the context otherwise requires. In addition, unless the context otherwise requires, references to,

•	“Alleghany Capital” are to our wholly-owned subsidiary Alleghany Capital Corporation and its subsidiaries;

•	“Bourn & Koch” are to our majority-owned subsidiary Bourn & Koch, Inc. and its subsidiary;

•	“Kentucky Trailer” are to our majority-owned subsidiary R.C. Tway Company, LLC and its subsidiaries;

•	“IPS” are to our majority-owned subsidiary IPS-Integrated Project Services, LLC and its subsidiaries;

•	“Jazwares” are to our majority-owned subsidiary Jazwares, LLC and its subsidiaries and affiliates; and

•	“W&W|AFCO Steel” are to our majority-owned subsidiary WWSC Holdings, LLC and its subsidiaries.

ALLEGHANY CORPORATION AND SUBSIDIARIES

ALLEGHANY CAPITAL RESULTS - FULL YEAR 2017 AND 2016(1)

($ in millions)

	For the Twelve Months Ended December 31,
	2017				2016
	Industrial	Non- industrial	Corp. & other	Total	Industrial	Non- industrial	Corp. & other	Total
Noninsurance revenue(2)	$393.7	$502.4	$0.8	$896.9	$177.9	$500.4	$(0.5)	$677.8
Net investment income	1.5	0.2	1.0	2.7	(0.1)	0.4	(2.6)	(2.3)
Net realized capital gains	1.5	0.6	20.9	23.0	-	(0.4)	13.2	12.8

Total revenues	396.7	503.2	22.7	922.6	177.8	500.4	10.1	688.3

Other operating expenses(2)	374.8	455.0	15.1	844.9	165.5	468.4	9.2	643.1
Amortization of intangible assets	4.8	16.1	-	20.9	0.3	21.8	-	22.1
Interest expense	2.5	1.5	-	4.0	1.4	0.4	0.1	1.9

Earnings (losses) before income taxes	$14.6	$30.6	$7.6	$52.8	$10.6	$9.8	$0.8	$21.2

Operating earnings (losses) before income taxes(3)	$17.9	$46.1	$(13.3)	$50.7	$10.9	$32.0	$(12.4)	$30.5
Add: net realized capital gains	1.5	0.6	20.9	23.0	-	(0.4)	13.2	12.8
Less: amortization of intangible assets	(4.8)	(16.1)	-	(20.9)	(0.3)	(21.8)	-	(22.1)

Earnings (losses) before income taxes	$14.6	$30.6	$7.6	$52.8	$10.6	$9.8	$0.8	$21.2

(1)	The Alleghany Capital segment consists of: (i) industrial operations conducted through Bourn & Koch, Kentucky Trailer, W&W|AFCO Steel, beginning April 28, 2017, and a 45 percent equity interest in Wilbert Funeral Services, Inc. (“Wilbert”), beginning August 1, 2017; (ii) non-industrial operations conducted through IPS and Jazwares; and (iii) corporate operations and investments at the Alleghany Capital level.
(2)	For industrial and non-industrial operations: (i) noninsurance revenue consists of the sale of manufactured goods and services; and (ii) other operating expenses consist of the cost of goods and services sold, and selling, general and administrative expenses. For the full year 2017 and 2016, other operating expenses also included $7.2 million and $7.4 million, respectively, of finders’ fees, legal and accounting costs and other transaction-related expenses.
(3)	Refer to “Non-GAAP Financial Measures” on page 9 of the Financial Supplement.

ALLEGHANY CAPITAL EQUITY(4)

($ in millions)

	For the Twelve Months Ended December 31, 2017				For the Twelve Months Ended December 31, 2016
	Industrial	Non- industrial	Corp. & other	Total	Industrial	Non- industrial	Corp. & other	Total
Equity, beginning of period	$122.7	$330.7	$(12.1)	$441.3	$107.0	$168.8	$16.4	$292.2
Earnings (losses) before income taxes	14.6	30.6	7.6	52.8	10.6	9.8	0.8	21.2
Income taxes(5)	1.1	(0.3)	(10.8)	(10.0)	(0.9)	0.8	(6.1)	(6.2)
Net earnings attributable to noncontrolling interest(6)	(2.3)	(8.1)	-	(10.4)	(1.7)	(2.1)	-	(3.8)
Capital contributions (returns of capital) and other(7)	227.5	(21.6)	26.5	232.4	7.7	153.4	(23.2)	137.9

Equity, end of period	$363.6	$331.3	$11.2	$706.1	$122.7	$330.7	$(12.1)	$441.3

(4)	Represents stockholders’ equity attributable to Alleghany.
(5)	Federal income taxes for most Alleghany Capital subsidiaries are incurred at the Alleghany Capital corporate level. Estimated federal income tax (expense) benefit incurred at the Alleghany Capital corporate level attributable to industrial and non-industrial operations for full year 2017 were ($2.4) million and ($10.7) million, respectively, and for full year 2016 were ($3.7) million and ($3.4) million, respectively.
(6)	During 2017, approximate noncontrolling interests were as follows: Bourn & Koch-11%; Kentucky Trailer-21%; W&W|AFCO Steel-20%; IPS-16%; and Jazwares-20%.
(7)	For 2017 and 2016, primarily reflects funding provided by Alleghany Capital for the acquisition of W&W|AFCO Steel and the acquisition of an additional 50% equity interest in Jazwares, respectively.

ALLEGHANY CORPORATION AND SUBSIDIARIES

ALLEGHANY CAPITAL RESULTS - THREE AND SIX MONTHS ENDED JUNE 30, 2017(1)

($ in millions)

	For the Three Months Ended June 30, 2017				For the Six Months Ended June 30, 2017
	Industrial	Non- industrial	Corp. & other	Total	Industrial	Non- industrial	Corp. & other	Total
Noninsurance revenue(2)	$74.5	$118.3	$-	$192.8	$116.4	$221.2	$-	$337.6
Net investment income	-	0.1	0.1	0.2	-	0.2	0.3	0.5
Net realized capital gains	0.1	0.1	-	0.2	0.1	-	-	0.1

Total revenues	74.6	118.5	0.1	193.2	116.5	221.4	0.3	338.2

Other operating expenses(2)	71.2	110.6	7.6	189.4	110.4	209.5	11.1	331.0
Amortization of intangible assets	0.8	4.2	-	5.0	1.0	8.3	-	9.3
Interest expense	0.6	0.3	0.1	1.0	1.1	0.6	0.1	1.8

Earnings (losses) before income taxes	$2.0	$3.4	$(7.6)	$(2.2)	$4.0	$3.0	$(10.9)	$(3.9)

Operating earnings (losses) before income taxes(3)	$2.7	$7.5	$(7.6)	$2.6	$4.9	$11.3	$(10.9)	$5.3
Add: net realized capital gains	0.1	0.1	-	0.2	0.1	-	-	0.1
Less: amortization of intangible assets	(0.8)	(4.2)	-	(5.0)	(1.0)	(8.3)	-	(9.3)

Earnings (losses) before income taxes	$2.0	$3.4	$(7.6)	$(2.2)	$4.0	$3.0	$(10.9)	$(3.9)

(1)	The Alleghany Capital segment consists of: (i) industrial operations conducted through Bourn & Koch, Kentucky Trailer, W&W|AFCO Steel, beginning April 28, 2017, and a 45 percent equity interest in Wilbert, beginning August 1, 2017; (ii) non-industrial operations conducted through IPS and Jazwares; and (iii) corporate operations and investments at the Alleghany Capital level.
(2)	For industrial and non-industrial operations: (i) noninsurance revenue consists of the sale of manufactured goods and services; and (ii) other operating expenses consist of the cost of goods and services sold, and selling, general and administrative expenses. For the three and six months ended June 30, 2017, other operating expenses also included $5.7 million and $6.0 million, respectively, of finders’ fees, legal and accounting costs and other transaction-related expenses.
(3)	Refer to “Non-GAAP Financial Measures” on page 9 of the Financial Supplement.

ALLEGHANY CAPITAL EQUITY(4)

($ in millions)

	For the Three Months Ended June 30, 2017				For the Six Months Ended June 30, 2017
	Industrial	Non- industrial	Corp. & other	Total	Industrial	Non- industrial	Corp. & other	Total
Equity, beginning of period	$122.0	$325.5	$(8.2)	$439.3	$122.7	$330.7	$(12.1)	$441.3
Earnings (losses) before income taxes	2.0	3.4	(7.6)	(2.2)	4.0	3.0	(10.9)	(3.9)
Income taxes(5)	(0.2)	(0.1)	1.0	0.7	(0.2)	-	1.6	1.4
Net earnings attributable to noncontrolling interest(6)	(0.3)	(0.6)	-	(0.9)	(0.6)	(0.4)	-	(1.0)
Capital contributions (returns of capital) and other(7)	160.5	(4.7)	9.6	165.4	158.1	(9.8)	16.2	164.5

Equity, end of period	$284.0	$323.5	$(5.2)	$602.3	$284.0	$323.5	$(5.2)	$602.3

(4)	Represents stockholders’ equity attributable to Alleghany.
(5)	Federal income taxes for most Alleghany Capital subsidiaries are incurred at the Alleghany Capital corporate level. Estimated federal income tax (expense) benefit incurred at the Alleghany Capital corporate level attributable to industrial and non-industrial operations for the second quarter of 2017 were ($0.7) million and ($1.2) million, respectively, and for first six months of 2017 were ($1.4) million and ($1.0) million, respectively.
(6)	During 2017, approximate noncontrolling interests were as follows: Bourn & Koch-11%; Kentucky Trailer-21%; W&W|AFCO Steel-20%; IPS-16%; and Jazwares-20%.
(7)	Primarily reflects funding provided by Alleghany Capital for the acquisition of W&W|AFCO Steel.

ALLEGHANY CORPORATION AND SUBSIDIARIES

ALLEGHANY CAPITAL RESULTS - THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2017(1)

($ in millions)

	For the Three Months Ended September 30, 2017				For the Nine Months Ended September 30, 2017
	Industrial	Non- industrial	Corp. & other	Total	Industrial	Non- industrial	Corp. & other	Total
Noninsurance revenue(2)	$137.9	$150.9	$0.5	$289.3	$254.2	$372.1	$0.5	$626.8
Net investment income	0.8	0.1	0.7	1.6	0.8	0.2	1.1	2.1
Net realized capital gains	0.5	0.2	-	0.7	0.6	0.3	-	0.9

Total revenues	139.2	151.2	1.2	291.6	255.6	372.6	1.6	629.8

Other operating expenses(2)	130.8	128.7	0.5	260.0	241.2	338.2	11.6	591.0
Amortization of intangible assets	1.9	4.1	-	6.0	2.9	12.5	-	15.4
Interest expense	0.8	0.4	-	1.2	1.9	1.0	0.1	3.0

Earnings (losses) before income taxes	$5.7	$18.0	$0.7	$24.4	$9.6	$20.9	$(10.1)	$20.4

Operating earnings (losses) before income taxes(3)	$7.1	$21.9	$0.7	$29.7	$11.9	$33.1	$(10.1)	$34.9
Add: net realized capital gains	0.5	0.2	-	0.7	0.6	0.3	-	0.9
Less: amortization of intangible assets	(1.9)	(4.1)	-	(6.0)	(2.9)	(12.5)	-	(15.4)

Earnings (losses) before income taxes	$5.7	$18.0	$0.7	$24.4	$9.6	$20.9	$(10.1)	$20.4

(1)	The Alleghany Capital segment consists of: (i) industrial operations conducted through Bourn & Koch, Kentucky Trailer, W&W|AFCO Steel, beginning April 28, 2017, and a 45 percent equity interest in Wilbert, beginning August 1, 2017; (ii) non-industrial operations conducted through IPS and Jazwares; and (iii) corporate operations and investments at the Alleghany Capital level.
(2)	For industrial and non-industrial operations: (i) noninsurance revenue consists of the sale of manufactured goods and services; and (ii) other operating expenses consist of the cost of goods and services sold, and selling, general and administrative expenses. For the three and nine months ended September 30, 2017, other operating expenses also included $0.8 million and $6.8 million, respectively, of finders’ fees, legal and accounting costs and other transaction-related expenses.
(3)	Refer to “Non-GAAP Financial Measures” on page 9 of the Financial Supplement.

ALLEGHANY CAPITAL EQUITY(4)

($ in millions)

	For the Three Months Ended September 30, 2017				For the Nine Months Ended September 30, 2017
	Industrial	Non- industrial	Corp. & other	Total	Industrial	Non- industrial	Corp. & other	Total
Equity, beginning of period	$284.0	$323.5	$(5.2)	$602.3	$122.7	$330.7	$(12.1)	$441.3
Earnings (losses) before income taxes	5.7	18.0	0.7	24.4	9.6	20.9	(10.1)	20.4
Income taxes(5)	(0.6)	(0.1)	(5.2)	(5.9)	(0.8)	(0.1)	(3.6)	(4.5)
Net earnings attributable to noncontrolling interest(6)	(0.7)	(3.5)	-	(4.2)	(1.3)	(3.9)	-	(5.2)
Capital contributions (returns of capital) and other(7)	70.5	(3.7)	0.7	67.5	228.7	(13.4)	16.8	232.1

Equity, end of period	$358.9	$334.2	$(9.0)	$684.1	$358.9	$334.2	$(9.0)	$684.1

(4)	Represents stockholders’ equity attributable to Alleghany.
(5)	Federal income taxes for most Alleghany Capital subsidiaries are incurred at the Alleghany Capital corporate level. Estimated federal income tax (expense) benefit incurred at the Alleghany Capital corporate level attributable to industrial and non-industrial operations for the third quarter of 2017 were ($1.9) million and ($6.3) million, respectively, and for first nine months of 2017 were ($3.3) million and ($7.3) million, respectively.
(6)	During 2017, approximate noncontrolling interests were as follows: Bourn & Koch-11%; Kentucky Trailer-21%; W&W|AFCO Steel-20%; IPS-16%; and Jazwares-20%.
(7)	Primarily reflects funding provided by Alleghany Capital for the investment in Wilbert in August 2017 and the acquisition of W&W|AFCO Steel in April 2017.

ALLEGHANY CORPORATION AND SUBSIDIARIES

ALLEGHANY CAPITAL RESULTS - THREE MONTHS ENDED DECEMBER 31, 2017(1)

($ in millions)

	For the Three Months Ended December 31, 2017
	Industrial	Non- industrial	Corp. & other	Total
Noninsurance revenue(2)	$139.4	$130.3	$0.3	$270.0
Net investment income	0.7	-	(0.1)	0.6
Net realized capital gains	0.9	0.3	20.9	22.1

Total revenues	141.0	130.6	21.1	292.7

Other operating expenses(2)	133.6	116.8	3.5	253.9
Amortization of intangible assets	1.9	3.6	-	5.5
Interest expense	0.6	0.5	(0.1)	1.0

Earnings (losses) before income taxes	$4.9	$9.7	$17.7	$32.3

Operating earnings (losses) before income taxes(3)	$5.9	$13.0	$(3.2)	$15.7
Add: net realized capital gains	0.9	0.3	20.9	22.1
Less: amortization of intangible assets	(1.9)	(3.6)	-	(5.5)

Earnings (losses) before income taxes	$4.9	$9.7	$17.7	$32.3

(1)	The Alleghany Capital segment consists of: (i) industrial operations conducted through Bourn & Koch, Kentucky Trailer, W&W|AFCO Steel, beginning April 28, 2017, and a 45 percent equity interest in Wilbert, beginning August 1, 2017; (ii) non-industrial operations conducted through IPS and Jazwares; and (iii) corporate operations and investments at the Alleghany Capital level.
(2)	For industrial and non-industrial operations: (i) noninsurance revenue consists of the sale of manufactured goods and services; and (ii) other operating expenses consist of the cost of goods and services sold, and selling, general and administrative expenses. For the three months ended December 31, 2017, other operating expenses also included $0.3 million of finders’ fees, legal and accounting costs and other transaction-related expenses.
(3)	Refer to “Non-GAAP Financial Measures” on page 9 of the Financial Supplement.

ALLEGHANY CAPITAL EQUITY(4)

($ in millions)

	For the Three Months Ended December 31, 2017
	Industrial	Non- industrial	Corp. & other	Total
Equity, beginning of period	$358.9	$334.2	$(9.0)	$684.1
Earnings (losses) before income taxes	4.9	9.7	17.7	32.3
Income taxes(5)	1.9	(0.2)	(7.2)	(5.5)
Net earnings attributable to noncontrolling interest(6)	(0.9)	(4.2)	-	(5.1)
Capital contributions (returns of capital) and other	(1.2)	(8.2)	9.7	0.3

Equity, end of period	$363.6	$331.3	$11.2	$706.1

(4)	Represents stockholders’ equity attributable to Alleghany.
(5)	Federal income taxes for most Alleghany Capital subsidiaries are incurred at the Alleghany Capital corporate level. Estimated federal income tax (expense) benefit incurred at the Alleghany Capital corporate level attributable to industrial and non-industrial operations for the fourth quarter of 2017 were $0.8 million and ($3.4) million, respectively.
(6)	During 2017, approximate noncontrolling interests were as follows: Bourn & Koch-11%; Kentucky Trailer-21%; W&W|AFCO Steel-20%; IPS-16%; and Jazwares-20%.

ALLEGHANY CORPORATION AND SUBSIDIARIES

NON-GAAP FINANCIAL MEASURES

Throughout the Financial Supplement, Alleghany’s results of operations are presented in the way that Alleghany believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use financial information in evaluating Alleghany’s performance. The Financial Supplement includes operating earnings before income taxes, which is a “non-GAAP financial measure” under U.S. Securities and Exchange Commission rules and regulations. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for measures of operating performance prepared in accordance with accounting principles generally accepted in the United States of America, or “GAAP.”

Operating earnings before income taxes represents noninsurance revenue less all operating expenses, and does not include: (i) amortization of intangible assets; (ii) change in the fair value of equity securities; (iii) net realized capital gains; (iv) other than temporary impairment (“OTTI”) losses; and (vii) income taxes. Because operating earnings before income taxes excludes income taxes, change in the fair value of equity securities, net realized capital gains, OTTI losses and amortization of intangible assets, it provides an indication of economic performance that is not affected by investment activity, levels of effective tax rates or levels of amortization resulting from acquisition accounting. Alleghany uses operating earnings before income taxes as a supplement to earnings before income taxes, the most comparable GAAP financial measure, to evaluate the performance of certain of its noninsurance operating subsidiaries and investments. A reconciliation of operating earnings before income taxes to earnings before income taxes is presented on the preceding pages of the Financial Supplement.